Exhibit 10(j)(ii)(b)

ALBANY INTERNATIONAL RECEIVABLES CORPORATION

Albany International Corp.

Geschmay Corp.

Albany International Research Co.

Albany International Techniweave, Inc.

Albany International Canada Inc.

M & I Door Systems Ltd.

Re:                               Second Amendment to Exhibit A to Purchase and Sale Agreement dated As of September 28, 2001 (the “Agreement”), as previously amended Effective March 1, 2002

Ladies and Gentlemen:

The undersigned, Albany International Receivables Corporation, as Buyer under the Agreement, hereby proposes to further amend Exhibit A of the Agreement, pursuant to the terms of such Exhibit A as well as Section 8.1 of the Agreement, as follows:

The Historical Loss Factor, which was initially described as 0.6% of the Face Amount of receivables sold to Buyer, and later amended to 0.1% of such amount, is hereby amended to 0.4%.

These changes in pricing terms shall be effective as of July 1, 2003.  Capitalized terms used but not defined above shall have the meanings ascribed to them in the Agreement.

Please indicate your acceptance of the foregoing by executing in the space provided below your name.

Very truly yours,

ALBANY INTERNATIONAL RECEIVABLES CORPORATION

By:	/s/ David Michaels
David C. Michaels
President & Treasurer

ACCEPTED BY:

ALBANY INTERNATIONAL CORP.

By:	/s/	Charles J. Silva
Name:		Charles J. Silva, Jr.
Title:		Vice President and General Counsel

GESCHMAY CORP.

By:

/s/

Charles J. Silva

Name:		Charles J. Silva, Jr.
Title:		Vice President and Secretary

ALBANY INTERNATIONAL RESEARCH CO.

By:	/s/	Charles J. Silva
Name:		Charles J. Silva, Jr.
Title:		Vice President

ALBANY INTERNATIONAL TECHNIWEAVE, INC.

By:	/s/	Charles J. Silva
Name:		Charles J. Silva, Jr.
Title:		Secretary

ALBANY INTERNATIONAL CANADA INC.

By:	/s/	Edward Walther
Name:		Edward Walther
Title:		President